[Logo] MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)






                         MFS(R) CASH
                         RESERVE FUND
                         ANNUAL REPORT o AUGUST 31, 1998



                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  8
Notes to Financial Statements ............................................. 14
Independent Auditor's Report .............................................. 19
Trustees and Officers ..................................................... 21

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

  o THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1998, ROSE TO 4.96% FROM 4.75% OVER THE SAME PERIOD ENDED AUGUST 31, 1997. THE ANNUALIZED COMPOUNDED YIELD ON INVESTMENTS IN BOTH CLASS B AND CLASS C SHARES ROSE FROM 3.73% TO 3.94%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

  o AT PRESENT, WE BELIEVE THE FUND LOOKS ESPECIALLY ATTRACTIVE CONSIDERING THE VOLATILITY IN THE DOMESTIC AND OVERSEAS MARKETS. AS A COMPARISON, TWO-YEAR AND FIVE-YEAR U.S. TREASURIES ARE YIELDING 4.90%.

  o THE AVERAGE MATURITY OF THE FUND ON AUGUST 31, 1998, WAS 42 DAYS, VERSUS 39 DAYS ON AUGUST 31, 1997. GOING FORWARD, WE WILL TARGET THE 45- TO 50-DAY AVERAGE MATURITY RANGE GIVEN OUR EXPECTATION OF LOWER INTEREST RATES.



           ---------------------------------------------------------
           NOT FDIC INSURED    MAY LOSE VALUE      NO BANK GUARANTEE
           ---------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

-----------------------------


[Photo of Jean O. Alessandro]


-----------------------------
      Jean O. Alessandro

Dear Shareholders,
Except for typical year-end pressures, short-term interest rates have remained flat over the past year. As a result, the annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1998, rose to 4.96% from 4.75% for the same period ended August 31, 1997. The annualized compounded yield on investments in both Class B and Class C shares rose from 3.73% to 3.94%. At present, we believe the Fund looks especially attractive considering the volatility in the domestic and overseas markets. As a comparison, two-year and five-year U.S. Treasuries are yielding 4.90%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the past year, the Federal Reserve Board (the Fed) did not adjust monetary policy, due to strong economic growth and low inflation offset by worldwide economic woes. The federal funds rate, the interest rate charged by banks to other banks in need of overnight loans, remained at 5.50% for the entire period, and yields on 90-day commercial paper have stayed relatively unchanged. With continued turmoil in world financial markets, we look for the Fed to adopt a neutral to easing bias. Thus, we expect short- term interest rates to remain flat or slightly lower. The average maturity of the Fund on August 31, 1998, was 42 days, versus 39 days on August 31, 1997. Going forward, we will target the 45- to 50-day average maturity range given our expectation of lower interest rates.

The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. The Fund has no direct exposure to Russia, Asia, or Latin America. In fact, on August 31, 1998, approximately 53% of the Fund's net assets were invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. With such conservative guidelines and restrictions, the Fund should be well positioned to meet its objectives of current income with preservation of capital and liquidity.

Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS A PORTFOLIO MANAGER AT MFS INVESTMENT
   MANAGEMENT(R). SHE MANAGES MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, MFS(R) MERIDIAN(SM) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) VARIABLE INSURANCE TRUST.

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE HAS BEEN AN INVESTMENT OFFICER SINCE 1993.

   MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF
   CONNECTICUT.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME
                            AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF
                            CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  APRIL 1, 1996

  SIZE:                     $589.7 MILLION NET ASSETS AS OF AUGUST 31, 1998

   INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Commercial Paper - 28.3%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                  VALUE
-----------------------------------------------------------------------------------------------------
    Archer Daniels Midland Co., due 10/14/98                          $  9,135           $  9,074,988
    Associates Corp. of North America, due 9/01/98                      20,000             20,000,000
    Carolina Power & Light Co., due 10/09/98                             5,000              4,970,867
    Coca-Cola Co., due 10/19/98                                          7,000              6,948,947
    du Pont (E. I.) de Nemours & Co., due 9/04/98                        6,000              5,997,255
    Duke Power Co., due 11/13/98 - 11/24/98                             10,500             10,377,624
    Ford Motor Credit Corp., due 2/16/99                                 7,000              6,821,967
    General Electric Capital Corp., due 9/01/98 - 10/06/98              20,000             19,973,118
    General Motors Acceptance Corp., due 9/14/98                         8,000              7,983,967
    General Re Corp., due 10/14/98                                       7,000              6,954,014
    Hershey Foods Corp., due 9/17/98                                     7,000              6,982,982
    IBM Credit Corp., due 10/05/98                                       6,000              5,968,777
    Lucent Technology, Inc., due 10/28/98                                7,000              6,939,042
    Morgan (J.P.) & Co., Inc., due 10/15/98                              8,000              7,946,124
    Motorola, Inc., due 9/24/98                                          5,500              5,480,673
    Nationsbank Corp., due 9/09/98 - 11/09/98                            9,000              8,951,657
    Pitney Bowes Credit Corp., due 9/11/98                               7,000              6,989,267
    Sheffield Receivables Corp., due 9/21/98                             7,000              6,978,455
    Toys-R-Us, Inc., due 9/01/98                                         5,000              5,000,000
    Wachovia Corp., due 9/23/98                                          6,200              6,179,123
-----------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                      $166,518,847
-----------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 52.8%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/98 - 2/25/99                     $185,270           $184,219,938
    Federal Home Loan Mortgage Corp., due 9/10/98 - 12/09/98            52,700             52,308,240
    Federal National Mortgage Assn., due 10/21/98 - 2/11/99             76,100             74,873,514
-----------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                            $311,401,692
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 14.4%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 8/31/98, due 9/01/98, total to
      be received $85,013,624 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $ 85,000           $ 85,000,000
-----------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                           $562,920,539
Other Assets, Less Liabilities - 4.5%                                                      26,777,083
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $589,697,622
-----------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                    $477,920,539
  Repurchase agreement, at cost and value                       85,000,000
                                                              ------------
      Total investments, at amortized cost and value          $562,920,539
  Cash                                                              27,876
  Receivable for Fund shares sold                               31,373,480
  Interest receivable                                               13,624
  Other assets                                                       2,756
                                                              ------------
      Total assets                                            $594,338,275
                                                              ------------
Liabilities:
  Distributions payable                                          $  96,710
  Payable for Fund shares reacquired                             4,128,785
  Payable to affiliates -
    Management fee                                                  20,361
    Shareholder servicing agent fee                                  5,090
    Distribution and service fee                                   238,355
    Administrative fee                                                 679
  Accrued expenses and other liabilities                           150,673
                                                              ------------
      Total liabilities                                       $  4,640,653
                                                              ------------
Net assets (represented by paid-in capital)                   $589,697,622
                                                              ============
Shares of beneficial interest outstanding                      589,697,622
                                                               ===========
Class A shares:
  Net asset value and offering price per share
    (net assets of $80,374,180 / 80,374,180 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $438,577,411 / 438,577,411 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $70,746,031 / 70,746,031 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $17,523,752
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,721,754
    Trustees' compensation                                               43,165
    Shareholder servicing agent fee                                     368,669
    Distribution and service fee (Class B)                            2,393,197
    Distribution and service fee (Class C)                              275,014
    Administrative fee                                                   44,495
    Custodian fee                                                       101,635
    Printing                                                             43,649
    Postage                                                             136,974
    Auditing fees                                                        22,215
    Legal fees                                                            2,220
    Miscellaneous                                                       430,226
                                                                    -----------
      Total expenses                                                $ 5,583,213
    Fees paid indirectly                                                (35,639)
    Reduction of expenses by investment adviser                        (311,232)
                                                                    -----------
      Net expenses                                                  $ 5,236,342
                                                                    -----------
        Net investment income                                       $12,287,410
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                              1998               1997
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $    12,287,410    $    10,029,166
                                                        ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $    (2,201,910)   $    (1,559,182)
  From net investment income (Class B)                       (9,040,559)        (8,040,982)
  From net investment income (Class C)                       (1,044,941)          (429,002)
                                                        ---------------    ---------------
    Total distributions declared to shareholders        $   (12,287,410)   $   (10,029,166)
                                                        ---------------    ---------------
Fund share (principal) transactions at net asset
value
  of $1.00 per share -
  Net proceeds from sale of shares                      $ 4,197,280,427    $ 2,376,194,909
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                             9,322,273          7,800,528
  Cost of shares reacquired                              (3,922,701,430)    (2,373,905,725)
                                                        ---------------    ---------------
      Total increase in net assets                      $   283,901,270    $    10,089,712
Net assets:
  At beginning of period                                    305,796,352        295,706,640
                                                        ---------------    ---------------
      At end of period                                  $   589,697,622    $   305,796,352
                                                        ===============    ===============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                                NINE MONTHS
                                                   YEAR ENDED AUGUST 31,                              ENDED       PERIOD ENDED
                                 -----------------------------------------------------------     AUGUST 31,       NOVEMBER 30,
                                    1998            1997            1996           1995                1994              1993*
------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
 beginning of period              $ 1.00          $ 1.00          $ 1.00         $ 1.00              $ 1.00             $ 1.00
                                  ------          ------          ------         ------              ------             ------
Net investment income(S)          $ 0.05          $ 0.05          $ 0.04         $ 0.05              $ 0.02             $ 0.01
Less distributions declared
  to shareholders from net
  investment income                (0.05)          (0.05)          (0.04)         (0.05)              (0.02)             (0.01)
                                  ------          ------          ------         ------              ------             ------

Net asset value -
 end of period                    $ 1.00          $ 1.00          $ 1.00         $ 1.00              $ 1.00             $ 1.00
                                  ======          ======          ======         ======              ======             ======
Total return                       4.87%           4.64%           4.75%          4.91%               2.89%+             2.28%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       0.82%           0.93%           0.84%          0.90%               0.86%+             0.92%+
  Net investment income            4.72%           4.54%           4.62%          4.94%               3.11%+             2.26%+
Net assets at end of period
  (000 omitted)                  $80,374         $45,007         $37,872        $10,852              $2,156                $49

  *For the period from the inception of Class A, September 7, 1993, through November 30,
   1993.
  +Annualized.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income             $ 0.05          $ 0.04          $ 0.04         $ 0.05              $ 0.02             $ 0.01
Ratios (to average net assets):
  Expenses##                       0.92%           1.03%           0.94%          1.00%               0.96%+             1.02%+
  Net investment income            4.62%           4.44%           4.52%          4.84%               3.01%+             2.16%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NINE MONTHS               YEAR ENDED
                                            YEAR ENDED AUGUST 31,                            ENDED                 NOVEMBER 30,
                          -----------------------------------------------------------      AUGUST 31,     -----------------------
                             1998            1997            1996            1995             1994          1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period       $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00        $ 1.00        $ 1.00
                            ------          ------          ------          ------           ------        ------        ------
Net investment
  income(S)                 $ 0.04          $ 0.03          $ 0.04          $ 0.04           $ 0.01        $ 0.01        $ 0.02
Less distributions
  declared to
  shareholders from
  net investment
  income                     (0.04)          (0.03)          (0.04)          (0.04)           (0.01)        (0.01)        (0.02)
                            ------          ------          ------          ------           ------        ------        ------
Net asset value -
  end of period             $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00        $ 1.00        $ 1.00
                            ======          ======          ======          ======           ======        ======        ======
Total return                 3.83%           3.58%           3.64%           3.81%            1.79%+        1.16%         1.79%
Ratios (to average net assets)/
  Supplemental data(S):
   Expenses##                1.82%           1.95%           1.92%           1.93%            1.94%+        2.00%         2.22%
   Net investment
     income                  3.78%           3.53%           3.58%           3.69%            1.88%+        1.19%         1.83%
Net assets at end of
 period (000 omitted)     $438,577        $244,416        $251,192        $166,519         $213,635      $155,274      $125,439

  + Annualized.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment
        income              $ 0.04          $ 0.03          $ 0.04          $ 0.04           $ 0.01        $ 0.01        $ 0.02
      Ratios (to average net assets):
        Expenses##           1.92%           2.05%           2.02%           2.03%            2.04%+        2.10%         2.32%
        Net investment
          income             3.68%           3.43%           3.48%           3.59%            1.78%+        1.09%         1.73%

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED NOVEMBER 30,                                YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------    --------------------------------------
                             1991            1990            1989           1988             1998          1997     1996***
------------------------------------------------------------------------------------------------------------------------------
                           CLASS B                                                        CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period       $ 1.00          $ 1.00          $ 1.00         $ 1.00           $ 1.00        $ 1.00        $ 1.00
                            ------          ------          ------         ------           ------        ------        ------
Net investment
  income(S)                 $ 0.04          $ 0.06          $ 0.07         $ 0.06           $ 0.04        $ 0.03        $ 0.01
Less distributions
  declared to
  shareholders from
  net investment
  income                     (0.04)          (0.06)          (0.07)         (0.06)           (0.04)        (0.03)        (0.01)
                            ------          ------          ------         ------           ------        ------        ------
Net asset value -
  end of period             $ 1.00          $ 1.00          $ 1.00         $ 1.00           $ 1.00        $ 1.00        $ 1.00
                            ======          ======          ======         ======           ======        ======        ======
Total return                 4.56%           6.12%           7.34%          5.85%            3.76%         3.60%         3.67%+
Ratios (to average net assets)/
  Supplemental data(S):
   Expenses##                2.04%           2.23%           2.24%          2.06%            1.82%         1.95%         1.79%+
   Net investment
     income                  4.53%           6.06%           7.10%          5.59%            3.80%         3.57%         3.60%+
Net assets at end of
  period (000 omitted)    $161,040        $203,314        $146,885       $139,518          $70,746       $16,373        $6,642

*** For the period from the inception of Class C, April 1, 1996, through August 31, 1996.
  + Annualized.
##  For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment
        income              $ 0.04             --              --             --            $ 0.04        $ 0.03        $ 0.01
      Ratios (to average net assets):
        Expenses##           2.13%             --              --             --             1.92%         2.05%         1.89%+
        Net investment
          income             4.44%             --              --             --             3.70%         3.47%         3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,143 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 1999, ($753), August 31, 2003, ($908), August 31, 2004,
($480) and August 31, 2006, ($2).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,095 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets.

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,578 and $226 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $ 0, $968,864, and $50,683 for Class A, Class B, and Class C shares, respectively

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $10,880,028,299 and $10,572,488,009, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share). Transactions in Fund shares were as follows:

Class A Shares
                                                  YEAR ENDED       YEAR ENDED
                                                  AUGUST 31,       AUGUST 31,
                                                     1998             1997
-------------------------------------------------------------------------------
Shares sold                                      967,380,915      464,216,561
Shares issued to shareholders in
  reinvestment of distributions                    1,645,697        1,204,025
Shares reacquired                               (933,659,907)    (458,285,289)
                                                ------------     ------------
    Net increase                                  35,366,705        7,135,297
                                                ============     ============

Class B Shares
                                                 YEAR ENDED       YEAR ENDED
                                                 AUGUST 31,       AUGUST 31,
                                                    1998             1997
-------------------------------------------------------------------------------
Shares sold                                    2,244,025,425    1,779,272,175
Shares issued to shareholders in
  reinvestment of distributions                    7,046,348        6,235,121
Shares reacquired                             (2,056,910,279)  (1,792,283,819)
                                              --------------   --------------
    Net increase (decrease)                      194,161,494       (6,776,523)
                                              ==============   ==============

Class C Shares
                                                 YEAR ENDED       YEAR ENDED
                                                 AUGUST 31,       AUGUST 31,
                                                    1998             1997
-------------------------------------------------------------------------------
Shares sold                                      985,874,087      132,706,173
Shares issued to shareholders in
  reinvestment of distributions                      630,228          361,382
Shares reacquired                               (932,131,244)    (123,336,617)
                                                ------------     ------------
    Net increase                                  54,373,071        9,730,938
                                                ============     ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $2,168.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended August 31, 1998, the nine months ended August 31, 1994, and for each of the years in the six-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1998

   FEDERAL INCOME TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

MFS(R) CASH RESERVE FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     AUDITORS
                                                       Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                Investor Information For MFS stock and bond
Chairman, Colonial Insurance Company, Ltd.             market outlooks, call toll free: 1-800-637-4458
                                                       anytime from a touch-tone telephone.
Abby M. O'Neill - Private Investor
                                                       For information on MFS mutual funds, call your
Walter E. Robb, III - President and Treasurer,         financial adviser or, for an information kit,
Benchmark Advisors, Inc. (corporate financial          call toll free: 1-800-637-2929 any business day
consultants); President, Benchmark Consulting          from 9 a.m. to 5 p.m. Eastern time (or leave a
Group, Inc. (office services)                          message anytime).

Arnold D. Scott* - Senior Executive                    INVESTOR SERVICE
Vice President, Director, and Secretary,               MFS Service Center, Inc.
MFS Investment Management                              P.O. Box 2281
                                                       Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       For general information, call toll free:
MFS Investment Management                              1-800-225-2606 any business day from 8 a.m. to 8
                                                       p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from
Ward Smith - Former Chairman (until 1994), NACCO       9 a.m. to 5 p.m. Eastern time. (To use this
Industries (holding company)                           service, your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, and
500 Boylston Street                                    exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                  (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGER
Jean O. Alessandro*

Treasurer
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) CASH RESERVE FUND                                           Bulk Rate
                                                                 U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo  MFS(R)                                                   ----------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                      MCR-2 10/98 44M 01/201/301